Exhibit 10.2

AMENDMENT TO PROMISSORY NOTE

THIS AGREEMENT (the “Amendment Agreement”) is made effective as of the 5tht day of May, 2011.

BETWEEN:

American Lithium Minerals, Inc. of 130 King Street West, Suite 3670, Toronto, ON M5X 1A9 (“Company”)

AND:

Steven Cook, a business person with an address at 551 NW 39th CIR, Boca Raton, Florida, 33431-5745 (“Consultant”)

WHEREAS:

A.	On March 24, 2011, Company entered into a consulting agreement the (“Consulting Agreement”) with Consultant with effect from May 30, 2010.

B.

Pursuant to the Consulting Agreement, the Company has agreed to issue to Consultant stock compensation of 2,000,000 in the capital stock of the Company of which 600,000 shares have been issued to date.

C.

In order to accommodate the Company’s authorized capital restrictions, the parties wish to reduce the aggregate compensation payable pursuant to the Consulting Agreement from 2,000,000 common shares to 1,475,000 common shares.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1. The Consulting Agreement shall be amended as follows:

(a) in the section 3.1 of the Consulting Agreement, the number “2,000,000” shall be deleted and replaced with “1,475,000”.

2. In all other respects the Consulting Agreement shall remain unchanged.

3. This amendment Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

4. This Amendment Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

AMERICAN LITHIUM MINERALS INC.

Per: /s/ Hugh Aird
Hugh Aird
Chairman and CEO

Date: May 5, 2011

/s/ Stephen Cook
Stephen Cook

Date: May 5, 2011